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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-k into the registrant's previously filed Registration Statements on Form S-3 (Registration Nos. 2-88719, 33-2818, 33-11524, 33-19812, 33-26758, 33-33279, 33-38754, 33-45355,
33-57756 and 333-953).

                                                             ARTHUR ANDERSEN LLP

Cleveland, Ohio,
March 21, 1997